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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 14, 2006
                                                    ----------------------------

                               ABFC 2006-HE1 Trust
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             (Exact Name of Issuing Entity as Specified in Charter)

                        Asset Backed Funding Corporation
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                (Exact Name of Depositor as Specified in Charter)

                      Bank of America, National Association
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                 (Exact Name of Sponsor as Specified in Charter)

       New York                      333-130524-05                75-2533468
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State or Other Jurisdiction of    (Commission File Number   (I.R.S. Employer
Incorporation of Issuing Entity)     of Issuing Entity)     Identification No.of
                                                            Depositor)

214 North Tryon Street, Charlotte, North Carolina           28255
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(Address of Principal Executive Offices)                              (Zip Code)


Depositor's telephone number, including area code      (704) 386-2400
                                                  ------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
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[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Section 9 - Financial Statements and Exhibits


Item 9.01  (c).     Exhibits

     (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

          5.1  Legality Opinion of Hunton & Williams LLP.

          8.1 Tax Opinion of Hunton & Williams LLP (included as part of Exhibit 5.1).

          23   Consent of Hunton &  Williams  LLP  (included  as part of Exhibit
               5.1).



                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ASSET BACKED FUNDING CORPORATION

                                            By:  /s/ Bruce W. Good
                                                --------------------------------

                                            Name: Bruce W. Good

                                            Title: Principal



Date:  December 14, 2006


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                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX


Exhibit No.    Exhibit Description                                Paper (P) or
                                                                 Electronic (E)

  5.1          Legality Opinion of Hunton & Williams LLP.               E
  8.1          Tax Opinion of Hunton & Williams LLP (included           E
               as part of Exhibit 5.1).
  23           Consent of Hunton & Williams LLP                         E
               (included as part of Exhibit 5.1).

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                                                      HUNTON & WILLIAMS LLP
                                                      200 PARK AVENUE
                                                      NEW YORK, NEW YORK  10166

                                                      TEL      212 o 309 o 1000
                                                      FAX      212 o 309 o 1100


December 14, 2006

Asset Backed Funding Corporation
214 North Tryon Street
Charlotte, North Carolina  28255

         Re:      ABFC 2006-HE1 Trust
                  Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1

Ladies and Gentlemen:

We have acted as special counsel to Asset Backed Funding Corporation (the "Company") in connection with the proposed sale by the Company and purchase by Banc of America Securities LLC (the "Underwriter"), of Asset Backed Funding Corporation Asset-Backed Certificates, Series 2006-HE1, Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates
(collectively the "Certificates"), pursuant to the terms of the Underwriting Agreement, dated December 12, 2006 (the "Underwriting Agreement"), between the Company and the Underwriter. The Certificates are being issued pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, Option One Mortgage Corporation, as a servicer, JPMorgan Chase Bank, National Association, as a servicer, Litton Loan Servicing LP, as a servicer, Wells Fargo Bank, N.A., as master servicer and as securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as trustee.

In rendering the opinions set forth below, we have examined and relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Transaction Documents (as defined below) and such certificates, corporate and public records, agreements and instruments and other documents, including, among other things, the documents delivered on the date hereof, as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, the conformity of the text of each document filed with the Securities and Exchange Commission (the "Commission") through the Commission's Electronic Data Gathering, Analysis and Retrieval System to the printed document reviewed by us, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As

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Asset Backed Funding Corporation
December 14, 2006
Page 2


to matters of fact relevant to the opinions expressed herein, we have relied upon, and assumed the accuracy of, the representations and warranties contained in the Underwriting Agreement and the Pooling and Servicing Agreement and we have relied upon certificates and oral or written statements and other information obtained from the Company, the other parties to the transaction referenced herein, and public officials. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinions, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the Company in connection with the preparation and delivery of this letter.

In particular, we have examined and relied upon: (i) the Prospectus, dated October 3, 2006 (the "Prospectus") and the Prospectus Supplement, dated December 12, 2006 (the "Prospectus Supplement"), relating to the offering of the Certificates, (ii) the Pooling and Servicing Agreement and (iii) the Mortgage Loan Purchase Agreement, dated as of November 1, 2006, between the Company and Bank of America, National Association.

Items (ii) and (iii) above are referred to in this letter as the "Transaction Documents."

We have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties are validly existing and in good standing under the laws of their respective jurisdictions of organization, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and (other than with respect to the Company) that such documents, agreements and instruments are legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their respective terms. As used herein, "to our knowledge," "known to us" or words of similar import mean the actual knowledge, without independent investigation, of any lawyer in our firm actively involved in the transactions contemplated by the Underwriting Agreement.

We express no opinion concerning the laws of any jurisdiction other than the laws of the State of New York and, to the extent expressly referred to in this letter, the federal laws of the United States of America.

Based upon and subject to the foregoing, we are of the opinion that:

     1. The Certificates have been duly authorized by the Company, and when the Certificates have been duly executed and authenticated by the Securities Administrator and paid for and sold to the Underwriter as contemplated in the

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Asset Backed Funding Corporation
December 14, 2006
Page 2


Prospectus and Prospectus Supplement, the Certificates will be validly issued and entitled to the benefits of the Pooling and Servicing Agreement; and

     2. The descriptions of federal income tax consequences appearing under the heading "Federal Income Tax Consequences" in the Prospectus and in the Prospectus Supplement accurately describe the material federal income tax consequences to holders of the Certificates, under existing law and subject to the qualifications and assumptions stated therein. We also hereby confirm and adopt the opinions expressly set forth under such headings, under existing law and subject to the qualifications and assumptions stated in such opinions.

We hereby consent to the filing of this letter as an exhibit to the Company's Registration Statement on Form S-3 (File No. 333-130524) (the "Registration Statement"), as it relates to the Certificates and to the reference to this firm under the headings "Legal Matters" and "Federal Income Tax Consequences" in the Prospectus and the Prospectus Supplement. This consent is not to be construed as an admission that we are a person whose consent is required to be filed with the Registration Statement under the provisions of the Securities Act of 1933, as amended.

No opinion has been sought and none has been given concerning the tax treatment of the issuance and sale of the Certificates under the laws of any state. In addition, we disclaim any obligation to update this letter for changes in fact or law, or otherwise.


Very truly yours,


/s/ Hunton & Williams LLP